MICROELECTRONICS TECHNOLOGY COMPANY


FORM 8-K/A
(Current report filing)


Filed  03/19/10 for the Period Ending 03/12/10




Address			1702 ChinaChem Tower,
			34 - 37 Connaught Road, Central,
			Hong Kong, China

Telephone		(888) 777-8777

CIK			0001329136

Symbol			MELY

SIC Code		1000 - Metal Mining

Industry		Gold & Silver

Sector			Basic Materials

Fiscal Year		06/30




UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report ( Date of Earliest Event Reported ) : March 12, 2010

MICROELECTRONICS TECHNOLOGY COMPANY
( Exact name of registrant as specified in its charter )

Nevada
( State or Other Jurisdiction of Incorporation )

333-130767
( Commission File Number )

N/A
( I. R. S. Employer Identification No. )

1702 ChinaChem Tower, 34-37 Connaught Road, Central, Hong Kong, China ( Address of principal executive offices, including zip code. )

888-777-8777
( Registrant's Telephone Number, Including Area Code )


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities
      Act (17 CRF 230.425)
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CRF 240.14a-12)
|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CRF 240.14d-2(b) )
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CRF 240.13e-4(c) )




Item 4.02  Non-Reliance on Previously Issued Financial
Statements or a Related Audit
Report or Completed Interim Review.

On or about February 5, 2010, a telephone discussion between the Registrant's Chief Financial Officer and our independent registered public accounting firm related to the non-reliance on the previously issued financial statements.

The Registrant's board of directors concludes on February
9, 2010 upon discussions with our new independent registered public accounting firm, that the previously issued financial statements, for Form 10-K for the year ending June 30, 2009 and the related statements of operations, stockholders' equity (deficiency), and cash flows for the years ended June 30, 2009, and for the period
May 18, 2005 (inception) to June 30, 2009 for which the registrant is required to provide financial statements under Regulation S-X should no longer be relied upon due to material errors involving unrecorded liabilities and stock based compensation.

The nature of the restatement as enclosed below.
The Company has restated its financial statements as at June 30, 2009 and for the year then ended to adjust for errors (items (a), (b) and (d)) and reclassification of amounts (item (c)). The effect of the restatement is to increase net loss by $138,470.


 					As at June 30, 2009
				_______________________________________

				As Previously
a) Balance Sheet	  	   Reported     Adjustment  As Restated

				     $              $		$

Current liabilities
 Accounts payable and
 accrued liabilities            (62,944)  a)      1,530       (66,414)
					  b)     (5,000)
 Due to related party           190,084   c)   (190,084)           -
 Due to former related party         -    c)    190,084       190,084

Stockholder's Deficit
 Deferred stock-based
 compensation		       (135,000)  d)    135,000            -
 Accumulated deficit           (938,207)       (138,470)   (1,076,677)



					  As at June 30, 2009
				_______________________________________

b) Statement of Operations      As Reported    Adjustment   As Restated

				     $             $            $
Operating Expenses
  General and administrative     241,135        138,470       379,605
_____________________________________________________________________

Net Loss for the Year           (241,135)      (138,470)     (379,605)

Net loss per common share
- basic and diluted		   (5.43)         (3.12)        (8.55)


a) To reduce amounts owing as accounts payable at June 30, 2009.
b) To record unbilled legal fees owing at June 30, 2009.
c) To reclassify amounts owing to a former related party.
d) To expense deferred compensation for fully vested shares issued.


The board of directors have discussed with the new independent accountant the matters disclosed in the filing pursuant to this item 4.02(b).

The Company has also requested that Manning Elliott furnish it with a letter addressed to the Securities and Exchange
Commission stating whether or not it agrees with the above statements made by the Company in response to this Item
4.02.

Exhibit 16.1: Letter from Manning Elliott as per attach.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MICROELECTRONICES TECHNOLOGY COMPANY


/s/  Brian Stewart
---------------------
Brian Stewart
Director & Chief Executive Officer

March 17, 2010








Exhibit 16.1


Securities and Exchange Commission
100 F Street, N.E.
Washington, DC   USA   20549



Re:	Microelectronics Technology Company

This letter will confirm that we reviewed Item 4.02 of the Company's Form 8-K/A dated March 12, 2010, captioned "Non-
Reliance on Previously Issued Financial Statements or a
Related Audit Report or Completed Interim Review" and that we agree with the all the statements made therein.

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K/A.

/s/ MANNING ELLIOTT LLP

CHARTERED ACCOUNTANTS
Vancouver, Canada
March 17, 2010